HIGHLAND FUNDS I

Highland Healthcare Opportunities Fund (the “Fund”)

Supplement dated October 15, 2021 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

Important Notice Regarding Change in Investment Policy

On September 17, 2021, the Board of Trustees of Highland Funds I (the “Board”), on behalf of the Fund, approved certain changes related to the repositioning of the Fund’s investment strategy such that it will seek to invest primarily in securities that the Fund’s investment adviser expects to benefit from an event catalyst.

Specifically, effective as of the date of this Supplement, the Board approved:

(1) a change of the Fund’s name to the “NexPoint Event Driven Fund”;

(2) corresponding changes to the Fund’s principal investment strategies and principal risks to reflect that the Fund, while maintaining compliance with its non-fundamental investment policy to invest at least 80% of the value of its total assets in securities of healthcare companies (the “80% Policy”), will:

(a) invest in specific event catalysts including, but not limited to: mergers, acquisitions, tender offers, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations, other corporate events, macroeconomic and industry catalysts, or other special situations; and

(b) utilize various arbitrage and short-selling investment strategies;

(3) a change of the Fund’s secondary index from the Standard & Poor’s Healthcare Index to the Bloomberg Barclays Aggregate Bond Index; and

(4) the addition of Eric Fritz as a portfolio manager of the Fund.

In addition, effective on or about January 3, 2022, the Fund’s 80% Policy will be removed such that the Fund will no longer invest at least 80% of the value of its total assets in securities of healthcare companies, as defined in the Prospectus. Following the removal of the 80% Policy, the Fund will continue to pursue its investment objective via the event-driven strategy described in this Supplement.

There is no change to the Fund’s investment adviser in connection with the foregoing changes.

These changes will be submitted as part of a revised Summary Prospectus, Prospectus and SAI for review by the staff of the Securities and Exchange Commission (the “SEC”), which are expected to be filed on or about November 3, 2021. Subject to revisions in response to comments from the SEC, it is anticipated that the revised Summary Prospectus, Prospectus and SAI will become effective on or about January 3, 2022, upon which date the removal of the 80% Policy will also be effective. Following this effective date, shareholders will receive an updated Summary Prospectus reflecting the removal of the 80% Policy and which will include additional disclosure regarding the Fund’s event-driven strategy.

Accordingly, as of the date of this Supplement, it is anticipated that the following disclosure changes will take effect:

(1)

All references to “Highland Healthcare Opportunities Fund” and “Healthcare Opportunities Fund” in the Summary Prospectus, Prospectus, and SAI will be replaced with “NexPoint Event Driven Fund” and “Event Driven Fund,” respectively.

(2)	On page 2 of the Summary Prospectus and on page 1 of the Prospectus, the following disclosure will be added under the heading “Principal Investment Strategies”:

The Fund seeks to achieve its investment objective by primarily investing in equity, debt, and/or derivative securities of companies that the Adviser expects to benefit from an event catalyst. Specific event catalysts include, but are not limited to: mergers, acquisitions, tender offers, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations, other corporate events, macroeconomic and industry catalysts, or other special situations. Catalyst driven investing also includes purchasing securities that may benefit from a company specific event (such as, but not limited to, earnings, investor days, product publications and other events which may be occurring in the industry the company operates in or in the broader economy).

The Fund may purchase the securities of companies that are involved in, or expected to be involved in, publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. The Fund may also invest in capital structure arbitrage, convertible arbitrage and volatility arbitrage. The Fund may invest in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. The Fund may also invest in indexed and inverse securities.

(3)	On page 4 of the Summary Prospectus and on page 3 of the Prospectus, the information under the heading “Principal Risks” will be revised to add the following:

Merger Arbitrage and Event-Driven Risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets. The Fund may also underperform the broad equity markets if it holds a significant portion of its assets in cash and money market instruments for an extended period of time due to a lack of merger arbitrage opportunities.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Special Purpose Acquisition Companies Risk is the risk that the Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Special Situations Risk is the risk that the Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-HHOF-SUPP-1021